Exhibit 99.3

EPR Properties®

The Diversified Experiential REIT®

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

Fourth Quarter & Year Ended December 31, 2025

Q4 2025 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Annual Report on Form 10-K is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our ongoing negotiations to exit from certain joint ventures or the ultimate terms of any such exit, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 24 through 26 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures on pages 9 and 10 and in the Appendix on pages 27 through 31.

Q4 2025 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY	COMPANY STRATEGY
EPR Properties ("we," "us," "our," "EPR" or the "Company") is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust ("REIT"), and an initial public offering was completed on November 18, 1997.	Our primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations As Adjusted ("FFOAA") and dividends per share.
Our strategic growth is focused on acquiring or developing a diversified portfolio of experiential real estate venues which create value by facilitating out-of-home congregate entertainment, recreation and leisure experiences where consumers choose to spend their discretionary time and money. This strategy is driven by the long-term trends of the growing experience economy.
Since that time, the Company has been a leading Experiential net lease REIT, specializing in select enduring experiential properties. We are focused on growing our Experiential portfolio with properties that offer a variety of enduring, congregate entertainment, recreation and leisure activities. Separately, our Education portfolio is a legacy investment that provides additional geographic and operator diversity.
This focus is consistent with our depth of knowledge across each of our property types, creating a competitive advantage that allows us to more quickly identify key market trends. We deliberately apply information and our ingenuity to target properties that represent logical extensions within each of our existing property types or potential future investments.

EXPERIENTIAL PORTFOLIO

- Theatres
- Eat & Play
- Ski
- Attractions
- Experiential Lodging
- Gaming
- Fitness & Wellness
- Cultural
- Live Venues

EDUCATION PORTFOLIO

- Private Schools
- Early Childhood

As part of our strategic planning and portfolio management process we assess new opportunities against the following underwriting principles:

BUILDING THE PREMIER EXPERIENTIAL REAL ESTATE PORTFOLIO

Q4 2025 Supplemental	Page 4

INVESTOR INFORMATION
SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
Chairman and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Tonya Mater	Greg Zimmerman
Senior Vice President and Chief Accounting Officer	Executive Vice President and Chief Investment Officer

Paul Turvey	Elizabeth Grace
Senior Vice President, General Counsel and Secretary	Senior Vice President - Human Resources and Administration

Ben Fox	Gwen Johnson
Executive Vice President	Senior Vice President - Asset Management

Brian Moriarty
Senior Vice President - Corporate Communications

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
816-472-1700	Preferred Stock:
www.eprkc.com	EPR-PrC
STOCK EXCHANGE LISTING	EPR-PrE
New York Stock Exchange	EPR-PrG

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jana Galan	646-855-5042
Citi Global Markets	Nick Joseph/Smedes Rose	212-816-6243
Citizens Capital Markets & Advisory	Mitch Germain	212-906-3537
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
KeyBanc Capital Markets	Todd Thomas	917-368-2286
Raymond James & Associates	RJ Milligan	727-567-2585
RBC Capital Markets	Michael Carroll	440-715-2649
Stifel	Simon Yarmak	443-224-1345
Truist	Michael Lewis	212-319-5659
UBS	Michael Goldsmith	212-713-2951
Wells Fargo	James Feldman/John Kilichowski	212-214-5311
EPR Properties is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management. EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q4 2025 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
	THREE MONTHS ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
OPERATING INFORMATION:	2025	2024	2025	2024
Revenue	$182,950	$177,234	$718,357	$698,068
Net income (loss) available to common shareholders of EPR Properties	60,864	(14,435)	250,792	121,922
EBITDAre (1)	141,233	125,206	545,966	525,295
Adjusted EBITDAre (1)	142,620	135,505	559,637	540,176
Interest expense, net	33,574	33,472	133,079	130,810
Capitalized interest	710	1,161	3,864	3,468
Straight-lined rental revenue	4,025	3,992	16,100	17,327
Percentage rent and participating interest	7,829	4,723	24,550	14,540
Dividends declared on preferred shares	6,040	6,040	24,144	24,144
Dividends declared on common shares	67,386	64,752	267,850	256,981
General and administrative expense	14,575	12,233	55,830	50,096

	DECEMBER 31,
BALANCE SHEET INFORMATION:	2025	2024
Total assets	$5,699,762	$5,616,507
Accumulated depreciation	1,714,886	1,562,645
Cash and cash equivalents	90,577	22,062
Total assets before accumulated depreciation less cash and cash equivalents (gross assets)	7,324,071	7,157,090
Debt	2,929,411	2,860,458
Deferred financing costs, net	25,181	19,134
Net debt (1)	2,864,015	2,857,530
Equity	2,329,171	2,323,245
Common shares outstanding	76,145	75,736
Total market capitalization (using EOP closing price and liquidation values)(2)	7,034,597	6,582,095
Net debt/total market capitalization ratio (1)	41%	43%
Debt to total assets ratio	51%	51%
Net debt/gross assets ratio (1)	39%	40%
Net debt/Adjusted EBITDAre ratio (1) (3)	5.0	5.3
Net debt/Annualized adjusted EBITDAre ratio (1) (4)	4.9	5.1

(1) See pages 24 through 26 for definitions. See calculation on page 30, as applicable.
(2) See calculation on page 15.
(3) Adjusted EBITDAre in this calculation is for the three-month period multiplied times four. See pages 24 through 26 for definitions. See calculation on page 30.
(4) Annualized adjusted EBITDAre is adjusted EBITDAre for the quarter further adjusted for in-service and disposed projects, percentage rent and participating interest and other items which is then multiplied times four. These calculations can be found on page 30 under the reconciliation of Adjusted EBITDAre and Annualized Adjusted EBITDAre. See pages 24 through 26 for definitions.

Q4 2025 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	4TH QUARTER 2025	3RD QUARTER 2025	2ND QUARTER 2025	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024
Real estate investments	$6,209,145	$6,051,937	$6,044,295	$5,949,713	$5,998,003	$6,080,959
Less: accumulated depreciation	(1,714,886)	(1,671,309)	(1,641,916)	(1,595,820)	(1,562,645)	(1,546,509)
Land held for development	20,168	20,168	20,168	20,168	20,168	20,168
Property under development	54,905	67,381	84,195	118,264	112,263	76,913
Operating lease right-of-use assets	170,755	168,730	177,919	180,557	173,364	175,451
Mortgage notes and related accrued interest receivable, net	679,254	696,438	666,154	659,004	665,796	657,636
Investment in joint ventures	12,316	14,046	9,680	11,361	14,019	32,426
Cash and cash equivalents	90,577	13,710	12,955	20,572	22,062	35,328
Restricted cash	8,071	15,982	15,765	6,354	13,637	2,992
Accounts receivable	97,855	92,291	94,514	85,811	84,589	79,726
Other assets	71,602	74,523	77,151	76,565	75,251	74,072
Total assets	$5,699,762	$5,543,897	$5,560,880	$5,532,549	$5,616,507	$5,689,162
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$99,392	$113,475	$101,543	$93,248	$107,976	$99,334
Operating lease liabilities	204,747	203,269	216,411	219,305	212,400	214,809
Common dividends payable	22,463	22,461	22,454	22,440	25,831	23,811
Preferred dividends payable	6,032	6,032	6,032	6,032	6,032	6,032
Unearned rents and interest	108,546	101,491	90,379	78,550	80,565	88,503
Line of credit	—	379,000	405,000	105,000	175,000	169,000
Deferred financing costs, net	(25,181)	(15,205)	(16,622)	(17,630)	(19,134)	(20,622)
Other debt	2,954,592	2,404,592	2,404,592	2,704,592	2,704,592	2,704,592
Total liabilities	3,370,591	3,215,115	3,229,789	3,211,537	3,293,262	3,285,459
Equity:
Common stock and additional paid-in-capital	3,978,935	3,973,626	3,968,520	3,964,272	3,951,364	3,947,470
Preferred stock at par value	148	148	148	148	148	148
Treasury stock	(295,290)	(295,268)	(295,258)	(295,258)	(285,413)	(285,413)
Accumulated other comprehensive loss	1,037	(587)	(4)	(3,567)	(3,756)	(609)
Distributions in excess of net income	(1,355,659)	(1,349,137)	(1,342,315)	(1,344,583)	(1,339,098)	(1,257,893)
Total equity	2,329,171	2,328,782	2,331,091	2,321,012	2,323,245	2,403,703
Total liabilities and equity	$5,699,762	$5,543,897	$5,560,880	$5,532,549	$5,616,507	$5,689,162

Q4 2025 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	4TH QUARTER 2025	3RD QUARTER 2025	2ND QUARTER 2025	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024
Rental revenue	$157,057	$154,838	$150,351	$146,359	$149,116	$148,677
Other income (1)	9,603	12,135	12,218	11,636	13,197	17,419
Mortgage and other financing income	16,290	15,333	15,499	17,038	14,921	14,411
Total revenue	182,950	182,306	178,068	175,033	177,234	180,507
Property operating expense	14,862	14,478	14,661	15,171	15,188	14,611
Other expense (1)	10,013	11,173	11,959	12,611	13,437	15,631
General and administrative expense	14,575	14,001	13,230	14,024	12,233	11,935
Retirement and severance expense	1,901	1,094	—	—	—	—
Transaction costs	471	492	669	567	423	175
Provision (benefit) for credit losses, net	(985)	9,117	997	(652)	9,876	(770)
Impairment charges	—	—	—	—	39,952	—
Depreciation and amortization	43,582	42,409	42,080	41,089	40,995	42,795
Total operating expenses	84,419	92,764	83,596	82,810	132,104	84,377
Gain (loss) on sale of real estate and early ground lease termination	5,297	8,073	16,779	9,384	112	(3,419)
Income from operations	103,828	97,615	111,251	101,607	45,242	92,711
Costs associated with loan refinancing or payoff	—	—	—	—	—	337
Interest expense, net	33,574	33,238	33,246	33,021	33,472	32,867
Equity in loss (income) from joint ventures	2,396	(2,934)	1,681	2,647	3,425	851
Impairment charges on joint ventures	—	—	—	—	16,087	12,130
Income (loss) before income taxes	67,858	67,311	76,324	65,939	(7,742)	46,526
Income tax expense (benefit)	954	725	681	136	653	(124)
Net income (loss)	66,904	66,586	75,643	65,803	(8,395)	46,650
Preferred dividend requirements	6,040	6,032	6,040	6,032	6,040	6,032
Net income (loss) available to common shareholders of EPR Properties	$60,864	$60,554	$69,603	$59,771	$(14,435)	$40,618

(1) Other income and other expense consist primarily of results from the Company's properties operated through third-party managers.

Q4 2025 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	4TH QUARTER 2025	3RD QUARTER 2025	2ND QUARTER 2025	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024
Net income (loss) available to common shareholders of EPR Properties	$60,864	$60,554	$69,603	$59,771	$(14,435)	$40,618
(Gain) loss on sale of real estate and early ground lease termination	(5,297)	(8,073)	(16,779)	(9,384)	(112)	3,419
Impairment of real estate investments	—	—	—	—	39,952	—
Real estate depreciation and amortization	43,417	42,257	41,939	40,932	40,838	42,620
Allocated share of joint venture depreciation	1,000	989	985	1,036	1,965	2,581
Impairment charges on joint ventures	—	—	—	—	16,087	12,130
FFO available to common shareholders of EPR Properties	$99,984	$95,727	$95,748	$92,355	$84,295	$101,368
FFO available to common shareholders of EPR Properties	$99,984	$95,727	$95,748	$92,355	$84,295	$101,368
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Add: Preferred dividends for Series E preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Diluted FFO available to common shareholders of EPR Properties	$103,860	$99,603	$99,624	$96,231	$88,171	$105,244
FUNDS FROM OPERATIONS AS ADJUSTED ("FFOAA") (1):
FFO available to common shareholders of EPR Properties	$99,984	$95,727	$95,748	$92,355	$84,295	$101,368
Retirement and severance expense	1,901	1,094	—	—	—	—
Transaction costs	471	492	669	567	423	175
Provision (benefit) for credit losses, net	(985)	9,117	997	(652)	9,876	(770)
Costs associated with loan refinancing or payoff	—	—	—	—	—	337
Deferred income tax benefit	(170)	(53)	(93)	(530)	(285)	(728)
FFO as adjusted available to common shareholders of EPR Properties	$101,201	$106,377	$97,321	$91,740	$94,309	$100,382
FFO as adjusted available to common shareholders of EPR Properties	$101,201	$106,377	$97,321	$91,740	$94,309	$100,382
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Add: Preferred dividends for Series E preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Diluted FFO as adjusted available to common shareholders of EPR Properties	$105,077	$110,253	$101,197	$95,616	$98,185	$104,258
FFO per common share:
Basic	$1.31	$1.26	$1.26	$1.22	$1.11	$1.34
Diluted	1.29	1.23	1.24	1.20	1.10	1.31
FFO as adjusted per common share:
Basic	$1.33	$1.40	$1.28	$1.21	$1.25	$1.33
Diluted	1.30	1.37	1.26	1.19	1.23	1.30
Shares used for computation (in thousands):
Basic	76,141	76,127	76,083	75,804	75,733	75,723
Diluted	76,654	76,668	76,571	76,215	76,156	76,108
Effect of dilutive Series C preferred shares	2,361	2,352	2,344	2,336	2,327	2,319
Effect of dilutive Series E preferred shares	1,670	1,668	1,667	1,665	1,665	1,664
Adjusted weighted-average shares outstanding-diluted Series C and Series E	80,685	80,688	80,582	80,216	80,148	80,091
(1) See pages 24 through 26 for definitions.

Q4 2025 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	4TH QUARTER 2025	3RD QUARTER 2025	2ND QUARTER 2025	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024
FFO available to common shareholders of EPR Properties	$99,984	$95,727	$95,748	$92,355	$84,295	$101,368
Adjustments:
Retirement and severance expense	1,901	1,094	—	—	—	—
Transaction costs	471	492	669	567	423	175
Provision (benefit) for credit losses, net	(985)	9,117	997	(652)	9,876	(770)
Costs associated with loan refinancing or payoff	—	—	—	—	—	337
Deferred income tax benefit	(170)	(53)	(93)	(530)	(285)	(728)
Non-real estate depreciation and amortization	165	152	141	157	157	175
Deferred financing fees amortization	2,380	2,120	2,102	2,206	2,187	2,211
Share-based compensation expense to management and trustees	3,643	3,907	3,912	3,867	3,572	3,264
Amortization of above/below market leases, net and tenant allowances	(81)	(81)	(81)	(81)	(81)	(84)
Maintenance capital expenditures (2)	(1,532)	(564)	(1,858)	(1,251)	(1,862)	(2,561)
Straight-lined rental revenue	(4,025)	(3,541)	(5,137)	(3,397)	(3,992)	(4,414)
Straight-lined ground sublease expense	(35)	(4)	—	2	20	20
Non-cash portion of mortgage and other financing income	(343)	(296)	(566)	(297)	(171)	(396)
Allocated share of joint venture non-cash items	—	—	—	—	—	712
AFFO available to common shareholders of EPR Properties	$101,373	$108,070	$95,834	$92,946	$94,139	$99,309

AFFO available to common shareholders of EPR Properties	$101,373	$108,070	$95,834	$92,946	$94,139	$99,309
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Add: Preferred dividends for Series E preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Diluted AFFO available to common shareholders of EPR Properties	$105,249	$111,946	$99,710	$96,822	$98,015	$103,185

Weighted average diluted shares outstanding (in thousands)	76,654	76,668	76,571	76,215	76,156	76,108
Effect of dilutive Series C preferred shares	2,361	2,352	2,344	2,336	2,327	2,319
Effect of dilutive Series E preferred shares	1,670	1,668	1,667	1,665	1,665	1,664
Adjusted weighted-average shares outstanding-diluted	80,685	80,688	80,582	80,216	80,148	80,091

AFFO per diluted common share	$1.30	$1.39	$1.24	$1.21	$1.22	$1.29
Dividends declared per common share	$0.885	$0.885	$0.885	$0.865	$0.855	$0.855
AFFO payout ratio (3)	68%	64%	71%	71%	70%	66%

(1) See pages 24 through 26 for definitions.
(2) Includes maintenance capital expenditures and certain second-generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q4 2025 Supplemental	Page 10

CAPITAL STRUCTURE AS OF DECEMBER 31, 2025
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (2)	UNSECURED SENIOR NOTES	TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2026	$—	$—	$629,597	$629,597	4.70%
2027	—	—	450,000	450,000	4.50%
2028	—	—	400,000	400,000	4.95%
2029	—	—	500,000	500,000	3.75%
2030	—	—	550,000	550,000	4.75%
2031	—	—	400,000	400,000	3.60%
2032	—	—	—	—	—%
2033	—	—	—	—	—%
2034	—	—	—	—	—%
2035	—	—	—	—	—%
2036	—	—	—	—	—%
Thereafter	24,995	—	—	24,995	2.53%
Less: deferred financing costs, net	—	—	—	(25,181)	—%
	$24,995	$—	$2,929,597	$2,929,411	4.38%

		BALANCE	WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate unsecured debt		$2,929,597	4.40%	3.02
Fixed rate secured debt (1)		24,995	2.53%	21.59
Variable rate unsecured debt		—	—%	—
Less: deferred financing costs, net		(25,181)	—%	—
Total		$2,929,411	4.38%	3.20

(1) Includes $25.0 million of secured bonds that have been fixed through interest rate swaps through September 20, 2026.
(2) Unsecured Revolving Credit Facility Summary:
		BALANCE		RATE
	COMMITMENT	AT 12/31/2025	MATURITY	AT 12/31/2025

	$1,000,000	$—	October 2, 2028	4.71%

Note: This facility will mature on October 2, 2028 and has two six-month extensions available at the Company's option, and includes an accordion feature pursuant to which the maximum borrowing amount can be increased from $1.0 billion to $2.0 billion, in each case, subject to certain terms and conditions.

Q4 2025 Supplemental	Page 11

CAPITAL STRUCTURE AS OF DECEMBER 31, 2025 AND DECEMBER 31, 2024
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	December 31, 2025	December 31, 2024
Senior unsecured notes payable, 4.50%, paid in full on April 1, 2025	$—	$300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	179,597	179,597
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Senior unsecured notes payable, 4.95%, due April 15, 2028	400,000	400,000
Unsecured revolving variable rate credit facility, SOFR + 1.05%, due October 2, 2028	—	175,000
Senior unsecured notes payable, 3.75%, due August 15, 2029	500,000	500,000
Senior unsecured notes payable, 4.75%, due November 15, 2030	550,000	—
Senior unsecured notes payable, 3.60%, due November 15, 2031	400,000	400,000
Bonds payable, variable rate, fixed at 2.53% through September 30, 2026, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(25,181)	(19,134)
Total debt	$2,929,411	$2,860,458

Q4 2025 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF DECEMBER 31, 2025

Moody's	Baa3 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company had outstanding public senior unsecured notes with fixed interest rates of 3.60%, 3.75%, 4.50%, 4.75% and 4.95% at December 31, 2025. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 3.60%, 3.75%, 4.50%, 4.75% and 4.95% public senior unsecured notes, as defined and calculated per the Company's interpretation of the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles ("GAAP") measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of December 31, 2025 and September 30, 2025 are:

		Actual	Actual
NOTE COVENANTS	Required	4th Quarter 2025 (1)	3rd Quarter 2025 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	40%	39%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	—%	—%
Limitation on incurrence of debt: Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service) - trailing twelve months	≥ 1.5 x	4.2x	4.1x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	246%	254%

(1) See page 14 for details of calculations.

Q4 2025 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	December 31, 2025		TOTAL DEBT:		December 31, 2025
Total Assets per balance sheet	$5,699,762		Secured debt obligations		$24,995
Add: accumulated depreciation	1,714,886		Unsecured debt obligations:
Less: intangible assets, net	(31,655)		Unsecured debt		2,929,597
Total Assets	$7,382,993		Outstanding letters of credit		—
			Guarantees		10,000
TOTAL UNENCUMBERED ASSETS:	December 31, 2025		Derivatives at fair market value, net, if liability		6,634
Total Assets, per above	$7,382,993		Total unsecured debt obligations:		$2,946,231
Less: investment in joint ventures	(12,316)		Total Debt		$2,971,226
Less: accounts receivable	(97,855)
Less: encumbered assets	(25,665)
Total Unencumbered Assets	$7,247,157

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	4TH QUARTER 2025	3RD QUARTER 2025	2ND QUARTER 2025	1ST QUARTER 2025	TRAILING TWELVE MONTHS
Adjusted EBITDAre	$142,620	$147,074	$137,952	$131,991	$559,637
Less: straight-line revenue, net, included in adjusted EBITDAre	(4,025)	(3,541)	(5,137)	(3,397)	(16,100)
Less: joint venture EBITDA	880	(4,420)	266	1,236	(2,038)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$139,475	$139,113	$133,081	$129,830	$541,499
ANNUAL DEBT SERVICE:
Interest expense, gross	$34,768	$34,239	$34,510	$34,784	$138,301
Less: deferred financing fees amortization	(2,380)	(2,120)	(2,102)	(2,206)	(8,808)
ANNUAL DEBT SERVICE	$32,388	$32,119	$32,408	$32,578	$129,493

DEBT SERVICE COVERAGE	4.3	4.3	4.1	4.0	4.2

Q4 2025 Supplemental	Page 14

CAPITAL STRUCTURE AS OF DECEMBER 31, 2025
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY
SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT DECEMBER 31, 2025	LIQUIDATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT DECEMBER 31, 2025	CONVERSION PRICE AT DECEMBER 31, 2025
Common shares	76,144,638	$49.90	N/A	(1)	N/A	N/A	N/A
Series C	5,392,616	$22.18	$134,815	5.750%	Y	0.4378	$57.10
Series E	3,445,980	$29.92	$86,150	9.000%	Y	0.4845	$51.60
Series G	6,000,000	$19.64	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:
Common shares outstanding at December 31, 2025 multiplied by closing price at December 31, 2025						$3,799,617
Aggregate liquidation value of Series C preferred shares (2)						134,815
Aggregate liquidation value of Series E preferred shares (2)						86,150
Aggregate liquidation value of Series G preferred shares (2)						150,000
Net debt at December 31, 2025 (3)						2,864,015
Total consolidated market capitalization						$7,034,597

(1) Total monthly dividends declared in the fourth quarter of 2025 were $0.885 per share.
(2) Excludes accrued unpaid dividends at December 31, 2025.
(3) See pages 24 through 26 for definitions.

Q4 2025 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	4TH QUARTER 2025	3RD QUARTER 2025	2ND QUARTER 2025	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024
Debt to total assets ratio	51%	50%	50%	50%	51%	50%

Net debt to total market capitalization ratio (1)	41%	37%	37%	39%	43%	41%

Net debt to gross assets ratio (1)	39%	38%	39%	39%	40%	39%

Net debt/Adjusted EBITDAre ratio (1)(2)	5.0	4.7	5.1	5.3	5.3	5.0

Net debt/Annualized adjusted EBITDAre ratio (1)(3)	4.9	4.9	5.0	5.1	5.1	5.2

Interest coverage ratio (4)	4.0	4.2	3.9	3.8	3.8	4.0

Fixed charge coverage ratio (4)	3.4	3.6	3.3	3.2	3.2	3.4

Debt service coverage ratio (4)	4.0	4.2	3.9	3.8	3.8	4.0

FFO payout ratio (5)	69%	72%	71%	72%	78%	65%

FFO as adjusted payout ratio (6)	68%	65%	70%	73%	70%	66%

AFFO payout ratio (7)	68%	64%	71%	71%	70%	66%

(1) See pages 24 through 26 for definitions. See prior period supplementals for detailed calculations, as applicable.
(2) Adjusted EBITDAre is for the quarter multiplied times four. See calculation on page 30.
(3) Annualized adjusted EBITDAre is adjusted EBITDAre for the quarter further adjusted for in-service and disposed projects, percentage rent and participating interest and other items which is then multiplied times four. These calculations can be found on page 30 under the reconciliation of Adjusted EBITDAre and Annualized Adjusted EBITDAre. See pages 24 through 26 for definitions.

(4) See page 28 for detailed calculation.
(5) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(6) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(7) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q4 2025 Supplemental	Page 16

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
				CARRYING AMOUNT AS OF (1)
DESCRIPTION	INTEREST RATE	PAYOFF DATE/MATURITY DATE	OUTSTANDING PRINCIPAL AMOUNT OF MORTGAGE	DECEMBER 31, 2025	DECEMBER 31, 2024
Attraction property Powells Point, North Carolina	7.48%	6/30/2026	$29,378	$28,992	$29,173
Eat & play property Eugene, Oregon	10.50%	12/31/2028	10,750	10,417	10,417
Fitness & wellness property Merriam, Kansas	8.15%	7/31/2029	9,090	9,201	9,238
Fitness & wellness property Omaha, Nebraska	9.50%	6/30/2030	10,905	10,957	10,996
Fitness & wellness property Omaha, Nebraska	9.50%	6/30/2030	10,539	10,676	10,659
Experiential lodging property Nashville, Tennessee	7.69%	9/30/2031	70,000	70,293	71,041
Ski property Girdwood, Alaska	8.80%	7/31/2032	82,000	80,398	79,742
Fitness & wellness properties Colorado and California	7.15%	1/10/2033	46,120	46,046	64,275
Eat & play property Austin, Texas	11.31%	6/1/2033	8,330	8,330	9,083
Eat & play property Dallas, Texas	10.25%	11/26/2033	6,449	—	6,163
Experiential lodging property Breaux Bridge, Louisiana	7.25%	3/8/2034	—	—	1,000
Fitness & wellness property Glenwood Springs, Colorado	8.38%	8/16/2034	73,670	72,683	51,892
Ski property West Dover and Wilmington, Vermont	12.69%	12/1/2034	51,050	51,708	51,049
Four ski properties Ohio and Pennsylvania	11.75%	12/1/2034	37,562	37,439	37,430
Ski property Chesterland, Ohio	12.26%	12/1/2034	4,550	4,410	4,394
Fitness & wellness property Acworth, Georgia	8.65%	6/1/2035	5,923	5,963	—
Ski property Hunter, New York	9.35%	1/5/2036	21,000	21,000	21,000
Eat & play property Midvale, Utah	10.25%	5/31/2036	17,505	17,505	17,505
Eat & play property West Chester, Ohio	9.75%	8/1/2036	18,068	18,067	18,068
Fitness & wellness property Fort Collins, Colorado	8.00%	1/31/2038	10,292	9,891	9,896
Early childhood education center Lake Mary, Florida	8.35%	5/9/2039	—	—	4,412
Early childhood education center Lithia, Florida	9.11%	10/31/2039	—	—	4,103
Attraction property Frankenmuth, Michigan	8.25%	10/14/2042	69,139	68,485	67,966
Fitness & wellness properties Massachusetts and New York	8.45%	1/10/2044	77,000	76,589	76,294
Fitness & wellness property Manitoba, Canada	7.75%	9/25/2055	20,356	20,204	—
Total			$689,676	$679,254	$665,796
(1) Amounts include accrued interest and are net of allowance for credit losses.

Q4 2025 Supplemental	Page 17

INVESTMENT SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
INVESTMENT SPENDING THREE MONTHS ENDED DECEMBER 31, 2025
INVESTMENT TYPE	TOTAL INVESTMENT SPENDING	NEW DEVELOPMENT	RE-DEVELOPMENT	ASSET ACQUISITION	MORTGAGE NOTES OR NOTES RECEIVABLE	INVESTMENT IN JOINT VENTURES
Theatres	$8,167	$—	$8,167	$—	$—	$—
Eat & Play	17,888	15,594	2,294	—	—	—
Attractions	23,171	—	—	23,171	—	—
Experiential Lodging	683	—	18	—	—	665
Fitness & Wellness	97,835	—	5,351	90,742	1,742	—
Total Experiential	147,744	15,594	15,830	113,913	1,742	665
Total Investment Spending	$147,744	$15,594	$15,830	$113,913	$1,742	$665

INVESTMENT SPENDING YEAR ENDED DECEMBER 31, 2025
INVESTMENT TYPE	TOTAL INVESTMENT SPENDING	NEW DEVELOPMENT	RE-DEVELOPMENT	ASSET ACQUISITION	MORTGAGE NOTES OR NOTES RECEIVABLE	INVESTMENT IN JOINT VENTURES
Theatres	$8,167	$—	$8,167	$—	$—	$—
Eat & Play	77,763	72,724	4,765	—	274	—
Attractions	37,452	—	—	37,452	—	—
Ski	1,880	—	—	—	1,880	—
Experiential Lodging	4,038	—	32	—	—	4,006
Fitness & Wellness	159,235	—	19,316	91,984	47,935	—
Total Experiential	288,535	72,724	32,280	129,436	50,089	4,006
Total Investment Spending	$288,535	$72,724	$32,280	$129,436	$50,089	$4,006

2025 DISPOSITIONS
	THREE MONTHS ENDED DECEMBER 31, 2025			YEAR ENDED DECEMBER 31, 2025
INVESTMENT TYPE	TOTAL DISPOSITIONS	NET PROCEEDS FROM SALE OF REAL ESTATE	NET PROCEEDS FROM PAYDOWN OF MORTGAGE NOTES	TOTAL DISPOSITIONS	NET PROCEEDS FROM SALE OF REAL ESTATE	NET PROCEEDS FROM PAYDOWN OF MORTGAGE NOTES
Theatres	$14,341	$14,341	$—	$98,416	$98,416	$—
Eat & Play	532	532	—	532	532	—
Attractions	1,235	1,235	—	3,970	3,970	—
Fitness & Wellness	18,430	—	18,430	18,430	—	18,430
Total Experiential	34,538	16,108	18,430	121,348	102,918	18,430
Education	—	—	—	47,009	38,887	8,122
Total Education	—	—	—	47,009	38,887	8,122
Total Dispositions	$34,538	$16,108	$18,430	$168,357	$141,805	$26,552

Q4 2025 Supplemental	Page 18

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT DECEMBER 31, 2025 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	DECEMBER 31, 2025		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	1ST QUARTER 2026	2ND QUARTER 2026	3RD QUARTER 2026	4TH QUARTER 2026	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Total Build-to-Suit	$45,741	3	$6,110	$6,285	$2,234	$—	$—	$60,370	100%
Non Build-to-Suit Development	9,164
Total Property Under Development	$54,905

		DECEMBER 31, 2025	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	1ST QUARTER 2026	2ND QUARTER 2026	3RD QUARTER 2026	4TH QUARTER 2026	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 4TH QUARTER 2025
Total Build-to-Suit		3	$2,204	$38,947	$19,219	$—	$—	$60,370	$52,691

	DECEMBER 31, 2025		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	1ST QUARTER 2026	2ND QUARTER 2026	3RD QUARTER 2026	4TH QUARTER 2026	THEREAFTER	TOTAL EXPECTED COSTS (2)
Total Build-to-Suit Mortgage Notes	$149,271	2	$1,600	$750	$45,750	$—	$—	$197,371
Non Build-to-Suit Mortgage Notes	529,983
Total Mortgage Notes Receivable	$679,254

(1) This schedule includes only those properties for which the Company has commenced construction as of December 31, 2025.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest, as applicable).
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q4 2025 Supplemental	Page 19

PORTFOLIO DETAIL AS OF DECEMBER 31, 2025
(UNAUDITED)

PROPERTY TYPE	PROPERTIES	OPERATORS		ANNUALIZED ADJUSTED EBITDAre (1)	STRATEGIC FOCUS
Theatres (2) (4)	148	17		36%	Reduce
Eat & Play	60	9	(3)	25%	Grow
Attractions	26	8		12%	Grow
Ski	11	3		7%	Grow
Experiential Lodging (5)	4	3		1%	Grow
Fitness & Wellness	27	12		10%	Grow
Gaming	1	1		2%	Grow
Cultural	1	1		1%	Grow
EXPERIENTIAL PORTFOLIO	278	54		94%

Early Childhood Education	46	4		4%	Reduce
Private schools	9	1		2%	Reduce
EDUCATION PORTFOLIO	55	5		6%

TOTAL PORTFOLIO	333	59		100%

(1) See pages 24 through 26 for definitions.
(2) Excludes seven theatres located in Entertainment Districts (included in Eat & Play).
(3) Excludes non-theatre operators at Entertainment districts.
(4) Includes one vacant theatre property that the Company intends to sell.
(5) Excludes two experiential lodging properties held in unconsolidated joint ventures that the Company is working in good faith with the Company's joint venture partners, the non-recourse debt provider and insurance companies to identify a path forward that the Company expects will result in the eventual removal of both experiential properties from the Company's portfolio.

Q4 2025 Supplemental	Page 20

LEASE EXPIRATIONS
AS OF DECEMBER 31, 2025
(UNAUDITED, DOLLARS IN THOUSANDS)

YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE YEAR ENDED DECEMBER 31, 2025 (1)	% OF TOTAL REVENUE
2026	1	$1,141	—%
2027	4	20,675	3%
2028	9	15,107	2%
2029	14	21,726	3%
2030	20	34,158	5%
2031	3	5,126	1%
2032	8	12,237	2%
2033	7	10,210	1%
2034	34	68,599	9%
2035	29	72,313	10%
2036	40	76,396	11%
2037	27	61,758	9%
2038	40	65,029	9%
2039	2	4,987	1%
2040	3	9,799	1%
2041	30	18,608	2%
2042	4	18,640	3%
2043	7	20,266	3%
2044	1	3,071	—%
2045	6	21,570	3%
Thereafter	7	7,003	1%
	296	$568,419	79%

Note: This schedule excludes non-theatre tenant leases within the Company's entertainment districts, properties under development, land held for development, properties operated by the Company and investments in mortgage notes receivable.

(1) Rental revenue for the year ended December 31, 2025 includes lease revenue related to the Company's existing operating ground leases (leases in which the Company is a sub-lessor) as well as the gross-up of tenant reimbursed expenses recognized during the year ended December 31, 2025 in accordance with Accounting Standards Update (ASU) No. 2016-02 Leases (Topic 842).

Q4 2025 Supplemental	Page 21

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED)

		PERCENTAGE OF TOTAL REVENUE	PERCENTAGE OF TOTAL REVENUE
		FOR THE THREE MONTHS ENDED	FOR THE YEAR ENDED
	CUSTOMERS	DECEMBER 31, 2025	DECEMBER 31, 2025
1.	Topgolf	14.6%	14.2%
2.	AMC Entertainment Holdings, Inc.	13.7%	13.6%
3.	Regal Entertainment Group	10.2%	11.5%
4.	Premier Parks	6.2%	4.8%
5.	Cinemark	5.9%	6.0%
6.	Vail Resorts	4.3%	4.5%
7.	Camelback Resort	3.1%	3.2%
8.	Santikos Theaters, LLC	2.5%	2.5%
9.	Six Flags Entertainment Corporation	2.4%	2.4%
10.	Endeavor Schools	2.0%	2.0%
	Total	64.9%	64.7%

Q4 2025 Supplemental	Page 22

GUIDANCE
(UNAUDITED, DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

MEASURE	2026 GUIDANCE
	CURRENT
Investment spending	$400.0	to	$500.0
Disposition proceeds and mortgage note payoff	$25.0	to	$75.0
Percentage rent and participating interest	$18.5	to	$22.5
General and administrative expense	$56.0	to	$59.0
Other income (1)	$41.0	to	$51.0
Other expense (1)	$41.0	to	$51.0
FFO per diluted share	$5.26	to	$5.46
FFOAA per diluted share	$5.28	to	$5.48

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	2026 GUIDANCE
Net income available to common shareholders of EPR Properties	$2.89	to	$3.09
Gain on sale of real estate and early ground lease termination	(0.08)
Real estate depreciation and amortization	2.48
Allocated share of joint venture depreciation	0.05
Impact of Series C and Series E Dilution, if applicable	(0.08)
FFO available to common shareholders of EPR Properties	$5.26	to	$5.46
Retirement and severance expense	0.02
Transaction costs	0.03
Provision (benefit) for credit losses, net	(0.01)
Deferred income tax benefit	(0.02)
FFO as adjusted (FFOAA) available to common shareholders of EPR Properties	$5.28	to	$5.48

(1) Other income and other expense consist primarily of results from the Company's properties operated through third-party managers.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.

Q4 2025 Supplemental	Page 23

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net income, computed in accordance with GAAP, excluding interest expense (net), income tax expense (benefit), depreciation and amortization, gains and losses from disposition of real estate and early ground lease terminations, impairment losses on real estate, costs associated with loan refinancing or payoff and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure because it can help facilitate comparisons of operating performance between periods and with other REITs. The Company's method of calculating EBITDAre may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDAre is not a measure of performance under GAAP, does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. This measure should not be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDAre AND ANNUALIZED ADJUSTED EBITDAre
Management uses Adjusted EBITDAre in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDAre is useful to investors because it excludes various items that management believes are not indicative of operating performance, and because it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDAre as EBITDAre (defined above) for the quarter excluding sale participation income, gain on insurance recovery, retirement and severance expense, transaction costs, provision (benefit) for credit losses, net, impairment losses on operating lease right-of-use assets and prepayment fees. This number for the quarter is then multiplied by four to get an annual amount. Annualized Adjusted EBITDAre is Adjusted EBITDAre further adjusted to reflect (1) in-service and disposed projects (2) property under development that is build-to-suit at the initial cash yields of the projects upon completion (3) removal of other non-recurring items including out of period deferrals and stub rent payments and (4) annualization of the following items to ultimately reflect the financial results of the trailing twelve months or mid-point of guidance: (i) percentage rent and participating interest income and (ii) adjusted EBITDAre of managed properties and joint ventures.

The Company's method of calculating Adjusted EBITDAre and Annualized Adjusted EBITDAre may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDAre and Annualized Adjusted EBITDAre are not measures of performance under GAAP, do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced by cash and cash equivalents. By excluding deferred financing costs, net, and reducing debt for cash and cash equivalents on hand, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. The Company's method of calculating Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Q4 2025 Supplemental	Page 24

NET DEBT TO ADJUSTED EBITDAre RATIO, NET DEBT TO GROSS ASSETS RATIO AND NET DEBT TO TOTAL MARKET CAPITALIZATION RATIO
Net Debt to Adjusted EBITDAre Ratio, Net Debt to Gross Assets Ratio and Net Debt to Total Market Capitalization Ratio are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating Net Debt to Adjusted EBITDAre Ratio, Net Debt to Gross Assets Ratio and Net Debt to Total Market Capitalization Ratio may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, the Company calculates FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from disposition of real estate and early ground lease terminations and impairment losses on real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. The Company has calculated FFO for all periods presented in accordance with this definition. In addition, the Company presents FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO as adjusted is FFO plus retirement and severance expense, transaction costs, provision (benefit) for credit losses, net, costs associated with loan refinancing or payoff, preferred share redemption costs and impairment of operating lease right-of-use assets, and by subtracting sale participation income, gain on insurance recovery and deferred income tax expense (benefit). FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, the Company presents AFFO by adding to FFO retirement and severance expense, transaction costs, provision (benefit) for credit losses, net, costs associated with loan refinancing or payoff, preferred share redemption costs, impairment of operating lease right-of-use assets, termination fees associated with tenants' exercises of public charter school buy-out options, non-real estate depreciation and amortization, deferred financing fees amortization and share-based compensation expense to management and trustees; and by subtracting amortization of above and below market leases, net and tenant allowances, sale participation income, maintenance capital expenditures (including second-generation tenant improvements and leasing commissions), straight-lined rental revenue (removing the impact of straight-line ground sublease expense), non-cash portion of mortgage and other financing income, allocated share of joint venture non-cash items, gain on insurance recovery and deferred income tax (benefit) expense. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or its cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Q4 2025 Supplemental	Page 25

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. The Company calculates the interest coverage amount by adding to net income impairment charges, provision (benefit) for credit losses, net, transaction costs, interest expense, gross (including interest expense in discontinued operations), retirement and severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs associated with loan refinancing or payoff; subtracting sale participation income, interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate and early ground lease terminations from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt, prepayment fees and deferred income tax benefit (expense). The Company calculates interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. The Company considers the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. The Company's calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. The Company considers the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. The Company's calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. The Company considers the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. The Company's calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

NON-GAAP PRO-RATA FINANCIAL INFORMATION - UNCONSOLIDATED JOINT VENTURES
This information includes non-GAAP financial measures. The Company's share of unconsolidated joint ventures is derived on an entity-by-entity basis by applying its ownership percentage to each line item in the GAAP financial statements of these properties to calculate its share of that line item. The Company believes this form of presentation offers insights into the financial performance and condition of our Company as a whole, given the significance of its unconsolidated joint ventures that are accounted for under the equity method of accounting, although the presentation of such information may not accurately depict the legal and economic implications of holding an unconsolidated joint venture. The Company's method of calculating its proportionate interest may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. The Company does not control the unconsolidated joint venture for purposes of GAAP and the presentation of the assets and liabilities and revenues and expenses do not represent a legal claim to such items. Due to these limitations, the non-GAAP pro-rata financial information should not be considered in isolation or as a substitute for the Company's consolidated financial statements as reported under GAAP.

Q4 2025 Supplemental	Page 26

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Fourth Quarter and Year Ended December 31, 2025

Q4 2025 Supplemental	Page 27

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	4TH QUARTER 2025	3RD QUARTER 2025	2ND QUARTER 2025	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024
Net income (loss)	$66,904	$66,586	$75,643	$65,803	$(8,395)	$46,650
Impairment charges	—	—	—	—	39,952	—
Impairment charges on joint ventures	—	—	—	—	16,087	12,130
Retirement and severance expense	1,901	1,094	—	—	—	—
Transaction costs	471	492	669	567	423	175
Provision (benefit) for credit losses, net	(985)	9,117	997	(652)	9,876	(770)
Interest expense, gross	34,768	34,239	34,510	34,784	34,991	34,402
Depreciation and amortization	43,582	42,409	42,080	41,089	40,995	42,795
Share-based compensation expense
to management and trustees	3,643	3,907	3,912	3,867	3,572	3,264
Costs associated with loan refinancing or payoff	—	—	—	—	—	337
Interest cost capitalized	(710)	(758)	(961)	(1,435)	(1,161)	(878)
Straight-line rental revenue	(4,025)	(3,541)	(5,137)	(3,397)	(3,992)	(4,414)
(Gain) loss on sale of real estate and early ground lease termination	(5,297)	(8,073)	(16,779)	(9,384)	(112)	3,419
Deferred income tax benefit	(170)	(53)	(93)	(530)	(285)	(728)
Interest coverage amount	$140,082	$145,419	$134,841	$130,712	$131,951	$136,382

Interest expense, net	$33,574	$33,238	$33,246	$33,021	$33,472	$32,867
Interest income	484	243	303	328	358	657
Interest cost capitalized	710	758	961	1,435	1,161	878
Interest expense, gross	$34,768	$34,239	$34,510	$34,784	$34,991	$34,402

Interest coverage ratio	4.0	4.2	3.9	3.8	3.8	4.0

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$140,082	$145,419	$134,841	$130,712	$131,951	$136,382

Interest expense, gross	$34,768	$34,239	$34,510	$34,784	$34,991	$34,402
Preferred share dividends	6,040	6,032	6,040	6,032	6,040	6,032
Fixed charges	$40,808	$40,271	$40,550	$40,816	$41,031	$40,434
Fixed charge coverage ratio	3.4	3.6	3.3	3.2	3.2	3.4

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$140,082	$145,419	$134,841	$130,712	$131,951	$136,382
Interest expense, gross	$34,768	$34,239	$34,510	$34,784	$34,991	$34,402
Recurring principal payments	—	—	—	—	—	—
Debt service	$34,768	$34,239	$34,510	$34,784	$34,991	$34,402
Debt service coverage ratio	4.0	4.2	3.9	3.8	3.8	4.0

(1) See pages 24 through 26 for definitions.

Q4 2025 Supplemental	Page 28

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 28 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4TH QUARTER 2025	3RD QUARTER 2025	2ND QUARTER 2025	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024

Net cash provided by operating activities	$97,780	$136,483	$87,321	$99,369	$92,938	$122,001

Equity in (loss) gain from joint ventures	(2,396)	2,934	(1,681)	(2,647)	(3,425)	(851)
Distributions from joint ventures	—	—	—	(11)	—	—
Amortization of deferred financing costs	(2,380)	(2,120)	(2,102)	(2,206)	(2,187)	(2,211)
Amortization of above and below market leases and tenant allowances, net	81	81	81	81	81	84
Changes in assets and liabilities:
Operating lease assets and liabilities	532	496	259	293	324	373
Mortgage notes accrued interest receivable	(1,449)	1,824	(1,266)	1,687	(549)	485
Accounts receivable	4,307	(2,209)	8,619	3,862	5,902	4,209
Other assets	(1,238)	(1,318)	3,370	1,507	759	677
Accounts payable and accrued liabilities	15,141	(15,929)	10,160	(3,759)	81	(18,882)
Unearned rents and interest	(1,373)	(5,502)	999	2,017	7,766	1,212
Straight-line rental revenue	(4,025)	(3,541)	(5,137)	(3,397)	(3,992)	(4,414)
Interest expense, gross	34,768	34,239	34,510	34,784	34,991	34,402
Interest cost capitalized	(710)	(758)	(961)	(1,435)	(1,161)	(878)
Transaction costs	471	492	669	567	423	175
Retirement and severance expense (cash portion)	573	247	—	—	—	—
Interest coverage amount (1)	$140,082	$145,419	$134,841	$130,712	$131,951	$136,382

Net cash (used) provided by investing activities	$(115,175)	$(36,329)	$(12,574)	$42,397	$(30,710)	$(73,160)

Net cash provided (used) by financing activities	$86,238	$(99,058)	$(73,416)	$(150,490)	$(64,468)	$(47,295)

(1) See pages 24 through 26 for definitions.

Q4 2025 Supplemental	Page 29

RECONCILIATION OF EBITDAre, ADJUSTED EBITDAre AND ANNUALIZED ADJUSTED EBITDAre
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDAre (1):	4TH QUARTER 2025	3RD QUARTER 2025	2ND QUARTER 2025	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024
Net income (loss)	$66,904	$66,586	$75,643	$65,803	$(8,395)	$46,650
Interest expense, net	33,574	33,238	33,246	33,021	33,472	32,867
Income tax expense	954	725	681	136	653	(124)
Depreciation and amortization	43,582	42,409	42,080	41,089	40,995	42,795
(Gain) loss on sale of real estate and early ground lease termination	(5,297)	(8,073)	(16,779)	(9,384)	(112)	3,419
Impairment of real estate investments	—	—	—	—	39,952	—
Costs associated with loan refinancing or payoff	—	—	—	—	—	337
Allocated share of joint venture depreciation	1,000	989	985	1,036	1,965	2,581
Allocated share of joint venture interest expense	516	497	430	375	589	2,587
Impairment charges on joint ventures	—	—	—	—	16,087	12,130
EBITDAre	$141,233	$136,371	$136,286	$132,076	$125,206	$143,242
Retirement and severance expense	1,901	1,094	—	—	—	—
Transaction costs	471	492	669	567	423	175
Provision (benefit) for credit losses, net	(985)	9,117	997	(652)	9,876	(770)
Adjusted EBITDAre (for the quarter)	$142,620	$147,074	$137,952	$131,991	$135,505	$142,647
Adjusted EBITDAre (2)	$570,480	$588,296	$551,808	$527,964	$542,020	$570,588

ANNUALIZED ADJUSTED EBITDAre (1):
Adjusted EBITDAre (for the quarter)	$142,620	$147,074	$137,952	$131,991	$135,505	$142,647
In-service and disposition adjustments (3)	2,145	834	200	(500)	448	708
Managed and JV property adjustments (4)	1,914	(4,804)	285	2,420	1,711	(5,392)
Property under development adjustments (5)	934	1,303	1,715	2,336	2,258	1,472
Percentage rent/participation adjustments (6)	(2,829)	(1,906)	496	40	70	(2,193)
Non-recurring adjustments (7)	260	231	(606)	1,313	(643)	(187)
Annualized Adjusted EBITDAre (for the quarter)	$145,044	$142,732	$140,042	$137,600	$139,349	$137,055
Annualized Adjusted EBITDAre (8)	$580,176	$570,928	$560,168	$550,400	$557,396	$548,220

See footnotes on the following page.

Q4 2025 Supplemental	Page 30

(1) See pages 24 through 26 for definitions.
(2) Adjusted EBITDAre for the quarter is multiplied by four to calculate an annualized amount but does not include the annualization of investments put in service, acquired or disposed of during the quarter, as well as the potential earnings on property under development, the annualization of percentage rent and participating interest and adjustments for other items. These adjustments are considered in the calculation of Annualized Adjusted EBITDAre.
(3) Adjustments for rental properties commencing or terminating GAAP net operating income during the quarter and adjustments to revenue from mortgage notes receivable to be consistent with end of quarter balance.
(4) To annualize amounts from the actual latest quarterly amount to the trailing 12-month amount divided by four. Annualized Adjusted EBITDAre related to the Company's investments in two joint venture properties in St. Pete Beach, Florida has been reduced to zero.
(5) To add in income for property under development that is build-to-suit at the initial cash yields of the projects upon completion.
(6) To adjust percentage rents and participating interest income from the actual quarterly amount to the mid-point of the guidance amount shown on page 23, less non-recurring adjustments, divided by four.
(7) Adjustments for various non-recurring items during the quarter.
(8) Annualized Adjusted EBITDAre for the quarter is multiplied by four to calculate an annualized amount.

Q4 2025 Supplemental	Page 31